SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): April 6, 2000

                  Real Estate Opportunities, Inc.
                        ------------------
      (Exact name of registrant as specified in its charter)

               Colorado
          ---------------         -----------------------  ----------------
(State   or  other  jurisdiction     (Commission              (IRS Employer
of incorporation)                 File Number)           Identification No.)


               3225 East 2nd Avenue, Denver CO    80206
               --------------------------------------- ---------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-1600





         This Form 8-K dated June 14, 2000 relates to the acquisition of FJK Opportunities, Inc., by Real Estate Opportunities, Inc. which was completed effective April 6, 2000. The sole purpose of this amendment is to file the financial statements of FJK Opportunities, Inc. from January 1, 2000 (date of incorporation) through March 31, 2000 and the pro forma financial statements of Real Estate Opportunities, Inc. for the three months ended April 30, 2000 and the year ended January 31, 2000 which give effect to the acquisition of FJK Opportunities, Inc.

Item 7.  Financial Statements and Exhibits.


         (a) Financial information of business acquired.

               The audited financial statements of FJK Opportunities, Inc. are filed herewith and appear beginning at page F-2.

         (b) Pro forma financial information.

                The pro forma financials statements of Real Estate Opportunities, Inc. for the three months ended April 30, 2000 and the year ended January 31, 2000 which give effect to the acquisition of FJK Opportunities, Inc. are filed herewith and appear beginning at page F-17.

         (c) Exhibits.

              The following exhibits are furnished as part of this report:

               Exhibit 10.1 Stock Purchase Agreement by and between Real Estate Opportunities, Inc. and the Shareholders of FJK Opportunities, Inc. dated April 6, 2000*


* Previously filed with the Report on Form 8-K dated April 14, 2000.





   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 28, 2000                     Real Estate Opportunities, Inc.


                                        By: /s/ F. Jeffrey Krupka
                                              (President)

                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                       Financial Statements

                          March 31, 2000

            (With Independent Auditors Report Thereon)

                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                   Index to Financial Statements

                                                             Page

Independent auditors' report  ................................F-2

Balance sheet, March 31, 2000 ................................F-3

Statement of operations, January 1, 2000 (date of inception) through
     March 31, 2000...........................................F-4

Statement of changes in shareholders' deficit, January 1, 2000
     (date of inception) through March 31, 2000...............F-5

Statement of cash flows, January 1, 2000 (date of inception) through
     March 31, 2000...........................................F-6

Notes to financial statements.................................F-7

                   Independent Auditors' Report


The Board of Directors and Shareholders
FJK Opportunities, Inc.:


We have audited the accompanying balance sheet of FJK Opportunities, Inc (the "Company") as of March 31, 2000, and the related statements of operations, shareholders' deficit, and cash flows for the period from January 1, 2000 (date of inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FJK Opportunities, Inc as of March 31, 2000, and the results of its operations and its cash flows for the period from January 1, 2000 (date of inception) through March 31, 2000 in conformity with generally accepted accounting principles.

As discussed in Note 4 to the financial statements, the Company bought investments from certain affiliates during the period under audit. As of March 31, 2000, the amount of the investments acquired from affiliates represents a substantial portion of the Company's total assets. Such purchases are not at terms equivalent to arm's-length transactions under generally accepted accounting principles. Accordingly, the operating results presented may not be indicative of the operating results had the Company not entered into these related party transactions.



Cordovano and Harvey, P.C.
Denver, Colorado
May 18, 2000


                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                           Balance Sheet
                          March 31, 2000
                              Assets
Current assets:
     Cash................................................ $28,936
     Note receivable, in default (Note 4)................. 65,394
     Prepaid expenses.......................................9,000

     Total current assets.................................103,330

Intangible assets, net (Note 4) ..........................595,743

                                                         $699,073
Liabilities and Shareholders' Deficit

Current liabilities:
     Short-term debt (Note 2) ........................... $46,592
     Current maturities of long-term ......................15,779
     Current maturities of long-term debt, related parties .5,721
     Accrued interest payable ..............................9,048

     Total current liabilities.............................77,139

Long-term debt, net of current maturities (Notes 2 &4):

     Notes payable, other..................................91,788

     Notes payable, related parties.......................554,221

     Total long-term debt, net of current maturities .... 646,010

     Total liabilities....................................723,149

Commitment (Note 6)......................................... -
                                  F-3

Shareholders' deficit:
     Common stock, $0.001 par value, 50,000,000 shares
      authorized, 5,232,977 shares issued and outstanding.. 5,233
     Additional paid-in  capital ............................-
     Stock options to purchase 200,000 shares
      of common stock outstanding ..........................3,400

     Retained deficit ...................................(32,709)

     Total shareholders' deficit  .......................(24,076)

                                                         $699,073





















          See accompanying notes to financial statements
                                F-4


                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                      Statement of Operations
                 For the Year Ended March 31, 2000


Rental income................................................$132

Operating expenses:
     General and administrative............................ 4,197
     General and administrative-stock based compensation
     (Note 3).............................................. 3,600
     General and administrative-related parties (Note 4)....1,500

     Total operating expenses...............................9,297

          Loss before interest expense and income taxes.. (9,165)

Interest
expense ...................................................10,083

          Loss before income taxes ..................... (19,248)


Provision for income taxes (benefit) (Note 5)........         -

          Net loss  ....................................$(19,248)

Net loss per share:
     Basic and diluted  .............................         *

     Number of shares used for computing net loss per share  3,441,430

* Less than $.01








          See accompanying notes to financial statements

                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
           Statement of Changes in Shareholders' Deficit
        January 1, 2000 (inception) through March 31, 2000


                                        Additional Common
                        Common Stock    Paid In    Stock   Retained
                        Shares Amount   Capital    Options Loss       Total
Sale of common stock
 net ofoffering costs
 of$-0-                2,661,000  $2,661   $86,349  $ -  $     -    $ 89,010

Sale of common stock
 net ofoffering costs
 of $6000                780,430     780   110,274    -         -    111,054

Shares of common stock
issued in exchange for
property (Note 3)       1,686,66   1,687   251,313    -         -    253,000

Excess paid over
historical cost
Int for rights acquired
from related parties
(Note 4)                   -         -    (460,763)    -  (13,461) (474,224)

Shares of common stock
issuedin exchange for
services (Note 3)        20,000      20        180      -        -       200

Issuance of options
 to purchase 200,000
 shares of common stock
 (Note 3)                   -         -           -   3,400       -     3,400

Shares of common stock
issued in exchange
for debt (Note 3)        84,882      85       12,647    -        -    12,732

Net loss for the
period                       -        -           -    -    (19,248) (19,248)


                      5,232,977  $5,233      $     - $3,400 $(32,709)(24,076)











          See accompanying notes to financial statements


                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                      Statement of Cash Flows
                 For the Year Ended March 31, 2000
Operating Activities:
     Net loss.......................................... $(19,248)
     Adjustments to reconcile net loss to net cash to net cash used in operating activities:
          Common stock issued for interest (Note 3)............25
          Common stock issued for services (Note 3).......... 200
          Issuance of performance stock options (Note 3) ...3,400
          Changes  in current assets  and  current  liabilities,  excluding notes payable and receivable:
               Prepaid expenses........................... (9,000)
               Accrued interest payable ....................9,048
                    Net cash used by operating activities (15,575)
Investing Activities:
     Cash paid for rights to future revenues from the sale of common stock, acquired from  related party (Note 4)............... (26,480)
     Cash  paid  for  rights   to  future  revenues  from  a  certain  note
      receivable, acquired from related party (Note 4)... (14,430)
     Cash paid for rights to future revenues from real estate development, acquired from related party (Note 4) ............... (92,154)
                    Net cash used by investing activities(133,064)
Financing Activities:
     Principal  payments  to  related  party  on  notes
      payable  (Note  4) .................................(22,489)
     Proceeds from the sale of common stock, net of
      offering costs .................................... 200,064
                    Net cash provided by investing
                     activities.........................  177,575
Net change in cash ........................................28,936
Cash at beginning of period ........................          -
                    Cash at end period ...................$28,936

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the period for:
     Interest................................... $           -
     Income taxes............................... $           -

     Noncash financing Activities:
          Common stock issued for property...............$253,000
          Common stock issued for debt....................$12,732
          See accompanying notes to financial statements
                               F-7

                      FJK OPPORTUNITIES, INC.
            (Formerly Real Estate Opportunities, Inc.)
                   Notes to Financial Statements

1)   Summary of Significant Accounting Policies

(a)  Organization and Basis of Presentation

FJK Opportunities, Inc. (the "Company") was incorporated on January 1, 2000 as FJK Millennium Fund V, Inc. The Company has raised capital and engaged in certain real estate activity since inception. On April 6, 2000, the Company merged with an affiliate, Real Estate Opportunities, Inc. (formerly Monument Galleries, Inc.), a public shell company. The merger will be accounted for as a recapitalization of FJK Opportunities, Inc. Inherent in the Company's business are various risks and uncertainties, including its limited operating history, historical operating losses, and the success of its recent merger. The Company's future success will be dependent upon its ability to create and provide effective and competitive services on a timely and cost-effective basis. The Company's year-end is December 31.

(b)  Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)  Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

(d)  Intangible Assets

During the period from January 1,2000 (inception) through March 31, 2000, the Company acquired certain exclusive rights to future earnings, more fully described in Note 4. Costs of acquiring the exclusive rights are reflected as intangibles in the accompanying financial statements. The costs of such rights are recovered at the time the rights are sold or otherwise disposed of. Related income is recognized when earned.

(e)  Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets under the provisions of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets
and for Long-Lived Assets to Be Disposed Of (Statement No. 121). Statement No. 121 requires impairment losses to be recorded on long-lived assets used in operations, when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

 (f) Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS
109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

(g)  Financial Instruments and Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consists primarily of cash and notes receivable. As of January 31, 2000, the Company had concentrations of credit risk in the form of a note receivable (currently in default) in the approximate amount of $65,394, including accrued interest receivable. The collateral supporting the financial instrument consists of real estate. If the debtor failed completely to perform under the terms of the note and if the collateral proved to be of no value to the Company, the loss would be $65,394. At March 31, 2000, the fair value of the Company's financial instruments approximate their carrying value based on their terms, the underlying collateral and interest rates.

(h)  Stock based Compensation

The Company accounts for stock-based compensation arrangements in accordance with Statement of financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

(i)  Transfer Pricing of Transactions Among Related Entities

The Company accounts for certain related party transactions in accordance SEC policies. The SEC staff has stated that assets should be valued at their historical cost in a transfer of assets between companies under common control.

(j)  Loss per share

Basic earnings (loss) per share are generally calculated by dividing net income by the weighted average number of shares outstanding. Diluted earnings per share reflect the potential dilution that would occur if all grants, agreements, and contracts to issue shares were exercised or converted. Diluted loss per share is the same as basic loss per share for the period ended March 31, 2000, as an option to sell 200,000 shares of the Company's common stock, outstanding at March 31, 2000, was anti-dilutive securities.

(k)  Note Receivable Impairment

The Company measures impairment based on (1) the present value of the expected future cash flows discounted at the effective interest rate of the Note less the recorded investment in the note or (2) the fair value of the collateral. The Company reports the entire change in present value as bad debt expense or as a reduction in the amount of bad-debt expense that would have been reported. The Company does not recognize interest income on impaired loans. Cash receipts are offset against interest and then principal. As of March 31, 2000, the investment in the impaired loan and the related allowance for credit losses totaled $82,000 and $16,606 respectively. Credit losses for the three months ended March 31, 2000 totaled $16,606.

 (l) Recent Accounting Pronouncements

The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the Company to report in its financial statements, in addition to its net income (loss), comprehensive income (loss), which includes all changes in equity during a period from non-owner sources including, as applicable, foreign currency items, minimum pension liability adjustments and unrealized gains and losses on certain investments in debt and equity securities. There were no differences between the Company's comprehensive loss and its net loss as reported.

In April 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1 provides guidance for determining whether computer software is internal-use software and on accounting for the proceeds of computer software originally developed or obtained for internal use and then subsequently sold to the public. It also provides guidance on capitalization of the costs incurred for computer software developed or obtained for internal use. The Company has determined there was no impact of adopting SOP 98-1 on January 1, 2000.

In June 1997, the FASB issued SFAS No. 131, "Disclosure About Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments. It also establishes standards for related disclosures about products and services, geographic area and major customers. SFAS No. 131 is effective for fiscal years beginning after December 15, 1997. The Company has determined that it does not have any separately reportable business segments.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This statement is not expected to affect the Company, as the Company currently does not have any derivative instruments or hedging activities.

In   June   1999,   the  FASB  issued  SFAS  No.  137,  which  amended  the
implementation date for SFAS No. 133 to be effective for all fiscal quarters of all fiscal years beginning after June 15, 2000.

(2)  Debt

Short-term debt obligations

The Company is indebted to three individuals, totaling $45,100, under agreements to pay to the investors a percentage or amount of the net proceeds from the sale of a contractual right further described in paragraph three of Note 4. Under the terms of the agreements, the Company is to pay to the investors a pro-rata share of the cash flows from the note receivable described in paragraph three of Note 4 by the 25th of each month.

Notes payable, related parties consists of the following as of March 31, 2000:

Note payable to Asset Realization, Inc. (an affiliate),
     collateralized by a first deed of trust, at 13.5 percent interest with interest due August 1, 2000 and $46,045 due August 1, 2001...................................$40,261

Note payable to Krupka-Brophy Profit Sharing plan (an affiliate)
     collateralized by a first deed of trust, at 9 percent interest, with semi-annual payments of $39,730 and a balloon payment of $503,410 due February 3, 2002.....................529,739
                                                          570,000
     Less current maturities ..............................15,779
                                                          554,221

Notes payable, other consists of the following as of March 31, 2000:

Note payable to an unrelated third-party, collateralized by a first deed of trust, at 13.5 percent interest, with semi-annual payments of $6,338 and a balloon payment of
     $32,971 due February 3, 2002 ........................$42,510
Note payable to an unrelated third-party, collateralized by a first deed of trust, at 13.5 percent interest, with semi-annual payments of $5,363 and a balloon payment of
     $53,520 due February 3, 2002 .........................55,000
                                                           97,510

     Less current maturities ...............................5,721
                                                          $91,789

Aggregate maturities required on long-term debt at March 31, 2000 as follows:

2001......................................................$21,500
2002.......................................................11,017
2003......................................................634,993
                                                         $667,510

(3)  Capital Stock

(a)  Stock based Compensation

The Company issued 20,000 shares of its $.001 par value common stock to individuals. The Company recognized $200 in expense. The transaction was valued based on the fair value of the stock issued. The transaction was valued by the Board of Directors, after considering contemporaneous stock sales and other analysis.

(b)  Common Stock Issued in Exchange for Property

The Company issued 1,650,000 shares of its $.001 par value common stock to Platinum in exchange for certain rights. The Company recorded the transactions at historical cost and accounted for the transaction as a transfer of assets between companies under common control. In addition, the Company issued 36,665 shares of its $.001 par value common stock to an unrelated third-party in exchange for 3,888 shares of American Tire Corporation common stock. The transaction was valued based on the fair value of the Company's stock.

(b) Common Stock Issued in Exchange for debt

The Company issued 84,882 shares of its $.001 par value common stock to a shareholder in exchange for converting a short-term obligation. The transaction was valued at the face value of the debt.

 (d) Private Offering of Common Stock

On March 15, 2000, the Company circulated a Confidential Disclosure Memorandums relating to the private offering of a minimum of 300,000 and a maximum of 1 million shares of its common stock for $.15 per share. The Company closed the offering on March 15, 2000 after selling 780,430 shares for $111,054, net of offering costs of $6,000. The securities have not been registered pursuant to the Securities Act of 1933, as amended (the "ACT"), nor have they been registered under the securities act of any state. These securities were offered pursuant to an exemption from registration requirements of the Act and exemptions from registration provided by applicable state securities laws. The securities were offered through the Company's officers and directors, who were not paid any commission or compensation for offering or selling the securities.

(e)    Common Stock Options

The Company granted an option to purchase 200,000 shares of its common stock at a price of $.08 per share to its corporate attorney on March 1, 2000. The option expires on March 1, 2005. The Company has accounted for the transaction using the Black-Scholes option-pricing model as prescribed by SFAS No. 123 using the following weighted average assumptions:

Risk-free interest rate.....................................5.80%
Expected dividend yield .......................................0%
Expected lives ........................................1,800 days
Expected volativility .....................................60.00%

(4)     Related Party Transactions and Intangible Assets

The following entities are affiliates of the Company through of common ownership and control: Krupka and Associates, LLC; Platinum Financial Fund LLC; Krupka-Brophy Profit Sharing Plan and Retirement Trust; and Asset Realization, Inc.

On January 20, 2000, the Company acquired a 26 percent interest in certain commercial real property from Platinum Financial Fund LLC ("Platinum") for $25,674 and 50,000 shares of the Company's $.001 par value common stock. Platinum holds a one-third interest in the property. The interest entitles Platinum to one-third of the rental income and management fees from the property and one-third of the net proceeds from the sale of the property. The Company recorded the transactions at Platinum's historical cost. The difference between the transaction price ($38,672) and Platinum's historical cost ($23,080) or $15,592 was charged to additional-paid-in capital, in the accompanying financial statements. During the period from January 20, 2000 through March 31, 2000, the Company received $132 and $-0-, respectively in rent and management fees.

On March 8, 2000, the Company acquired a Promissory Note (the "Note") from Platinum for $14,430, 100,000 shares of the Company's $.001 par value common stock and the assumption of three debt obligations payable totaling $59,289. The Note, which is collateralized by real property, was in default. The Note has a face value of $82,000. The Company recorded the Note at Platinum's historical cost and subsequently wrote the Note down to its net realizable value at March 31, 2000. In May, 2000, the Company received a Trustee's Certificate of Sale in the amount of $103,101. On February 3, 2000, the Company entered into a purchase agreement to acquire certain land held for development from the Krupka-Brophy Profit Sharing Plan (the "Plan") for $65,000 and the assumption certain mortgage notes, payable to the Plan and to Asset Realization, Inc. totaling $690,000 (See
Note 5). The Company recorded the transactions at the Plan's historical cost. The difference between the transaction price ($755,000) and
Platinum's historical cost ($479,429) or $275,571 was charged to additional-paid-in capital, in the accompanying financial statements. As of March 31, 2000, the Company was indebted to related parties in the amount of $570,000.

On February 3, 2000, the Company acquired the right to the proceeds from the sale of 3,888 shares of American Tire Corporation (ATC) common stock from Platinum for $11,480. On February 18, 2000, the Company acquired an additional right to the proceeds from the sale of 80,000 shares of ATC common stock from Platinum for $15,000 and the issuance of 1.5 million shares of the Company's $.001 par value common stock. The shares of common stock are considered "restricted securities", as that term is defined under Rule 144 of the Securities Act of 1933, as amended. The Company recorded the transactions at Platinum's historical cost. The difference between the transaction price ($251,480) and Platinum's historical cost ($91,752) or $159,728 was charged to additional-paid-in capital, in the accompanying financial statements.

During the period from January 1 through March 31, 2000, the Company purchased consulting services related to its real estate acquisitions from an affiliate totaling $6,000. In addition, the Company paid an affiliate $6,000 to rent office space during the period from January 1 through March 31, 2000.

(5)  Income Taxes

A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the period from August 20, 1998 (inception) through March 31, 2000:
U.S. statutory federal rate ...............................15.00%
State income tax rate ......................................4.75%
Net operating loss for which no tax benefit is currently available  -19.75%
                                                            0.00%

At March 31, 2000, the Company has a net operating loss carryforward for federal income tax purposes of approximately $19,250, of which $19,250 is available to offset future federal taxable income, if any, through 2014. As a result of various stock transactions during 2000, management believes the Company has undergone an "ownership change" as defined by Section 382 of the Internal Revenue Code. Accordingly, the utilization of a portion of the net operating loss carryforward may be limited. Due to this limitation, and the uncertainty regarding the ultimate utilization of the net operating loss carryforward, no tax benefit for losses has been provided by the Company in the accompanying financial statements, and a valuation allowance has been recorded for the entire amount of the deferred tax asset.

(6)  Commitments

Substantially all of the Company's assets are pledged as collateral for notes payable and debt obligations.

The Company has committed to invest an additional $50,000 to improve the commercial real estate described in the second paragraph of Note 4.

(7)  Legal Proceedings

The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material effect on the Company's financial position, results of operation or liquidity.

(8) Valuation and Qualifying Accounts


                                 Additions
                    Balance at   Charged to
                    Beginning of Costs and    Deductions    Balance at End
                    Period         Expenses   Write-offs    of Period
For the three months
ended March 31, 2000:
Allowance for credit
losses:            $    -       $     -       $16,606        $     -

                  REAL ESTATE OPPORTUNITIES, INC.
                    A Development Stage Company

            UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                       AS OF APRIL 30, 2000

       UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
             FOR THE THREE MONTHS ENDED APRIL 30, 2000
               FOR THE YEAR ENDED DECEMBER 31, 1999

The unaudited Pro Forma Combined Balance Sheet as of April 30, 2000 and unaudited Pro Forma Combined Statements of Operations for the three months ended April 30, 2000 and the year ended December 31, 1999 (collectively the Pro Forma Combined Financial Statements) give effect to the acquisition by Real Estate Opportunities, Inc. of all of the outstanding common stock of FJK Opportunities, Inc., a company under common control. The transaction was accounted for as a transaction between entities under common control. The transaction was valued at historical cost.

The Pro Forma Combined Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Combined Balance Sheet includes the accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of April 30, 2000.

The  unaudited  Pro Forma Combined  Financial  Statements  are  based  upon
historical financial   statements  of the Registrant and FJK Opportunities,
Inc.

The pro forma adjustments and the resulting pro forma combined financial statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The Pro Forma Combined Balance Sheet and the Pro Forma Combined Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Combined Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

The Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of FJK Opportunities, Inc. and the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended January 31, 2000.

                  REAL ESTATE OPPORTUNITIES, INC.
                    A Development Stage Company

   Unaudited Pro Form Condensed, Combined Financial Information
                          April 30, 2000

The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations give effect to the acquisition by Real Estate Opportunities, Inc. of all of the outstanding common stock of FJK Opportunities, Inc.

These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at February 1, 2000, nor the results to be expected in the future.

The  following  footnotes  should  be  read  in  understanding  pro   forma
adjustments to the unaudited pro forma condensed, combined statements:

A) The merger was a transaction of entities under common control, and accordingly, was accounted for at historical cost.

B) A reconciliation of the number of shares of the Registrant's common stock outstanding after the acquisition is as follows:

     Balance at January 31, 2000 ...................................751,750

     April 4, 2000, common stock dividend ..........................375,875

     Shares of common stock outstanding prior to the acquisition..1,127,625

     April 6, 2000, exercise of options to purchase common stock..  200,000

     April 6, 2000, shares of common stock
          issued in the acquisition of FJK Opportunities........  5,232,977

     Shares of common stock outstanding after the acquisition ... 6,560,602

                   PRO FORMA CONDENSED COMBINED
                           Balance Sheet
                          April 30, 2000
                            (unaudited)

                         FJK            Real Estate
                         Opportunities, Opportunities,      Pro Forma
                         Inc.           Inc.                Combined
Assets
Current assets:
     Cash                $  28,936      $ 14,066           $  43,002
     Note receivable, in
     default                65,394           -                65,394
     Prepaid expenses        9,000           -                 9,000

     Total current assets  103,330        14,066             117,396

Intangible assets, net     595,743            -              595,743

                          $699,073       $14,066            $713,139

               Liabilities and Shareholders' Deficit

Current liabilities:
     Short-term debt      $ 46,592       $   -               $46,592
     Current maturities
     of long-term debt      15,779           -                15,779
     Current maturities of long-
     term debt, related parties            5,721         -     5,721
     Indebtedness to related
     parties                   -              -          -       -
     Accounts payable and accrued
     liabilities               -              50                  50
     Accrued interest
      payable               9,048          6,000              15,048

     Total current
       liabilities         77,140          6,050              83,190

Long-term debt, net of current maturities:

     Notes payable, other  91,788           -                 91,788
     Notes payable,
      related parties     554,221           -                554,221
                               F-18

     Total long-term debt, net of
     current maturities   646,009            -              646,009
     Total liabilities    723,149          6,050            729,199

Commitment                     -              -                 -

Shareholders' deficit:
     Common stock              -              752               752
     Additional paid-in
      capital               5,233          111,439          116,672
     Stock options
     outstanding            3,400             -               3,400
     Retained deficit     (32,709)        (104,175)        (136,884)

     Total shareholders'
      deficit            ( 24,076)           8,016         ( 16,060)
                         $699,073          $14,066         $713,139









                      See accompanying notes

                   PRO FORMA CONDENSED COMBINED
                      Statement of Operations
             For the Three Months Ended April 30, 2000
                           (unaudited)

                         FJK            Real Estate
                         Opportunities, Opportunities,      Pro Forma
                         Inc.           Inc.                Combined
Net sales and gross revenues   $  132         $ -            $     132

Operating expenses:
     General and administrative 4,197           8,200           12,397
     General and administrative-
     stock based compensation   3,600            -              3,600
     General and administrative-
     related parties            1,500             900           2,400

     Total operating expenses   9,297           9,100          18,397

                               (9,165)         (9,100)        (18,265)

Interest expense               10,083               -          10,083
     Loss before income taxes (19,248)         (9,100)        (28,348)

Provision for income taxes (benefit)          -         -         -
     Net loss                $(19,248)         (9,100)        (28,348)

Net loss per share:
     Basic                       *             $(0.04)        $(0.04)
     Shares used for computing
     net loss per share          -             518,417        518,417

* Less than $.01



                      See accompanying notes

                  REAL ESTATE OPPORTUNITIES, INC.
                    A Development Stage Company

   Unaudited Pro Form Condensed, Combined Financial Information
                         January 31, 2000

The  following   unaudited   pro  forma  condensed,  combined  statement of
operations gives effect to the acquisition by Real Estate Opportunities, Inc. of all of the outstanding common stock of FJK Opportunities, Inc.

This unaudited pro forma condensed, combined statement of operations is not necessarily indicative of results of operations had the acquisitions occurred at February 1, 1999, nor the results to be expected in the future.

The  following  footnote  should   be   read  in  understanding  pro  forma
adjustments to the unaudited pro forma condensed, combined statement.

A) The Company changed from one generally accepted accounting principle to another. See the financial statements filed with the most recent Form 10-KSB for full disclosure of the change in accounting principle.